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                                                                   EXHIBIT 10.34

                           AXENT Technologies, Inc.
         Compensation Committee - Executive Severance General Guidelines

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------------------------------- ------------------------ ------------------- ------------------------------------------------------
                                                                                                      New Policy
         Position (1)              Length of Service          Old Policy         Without change of control    With change of control
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
Chief Executive Officer                 9+ years               Two Years               Two Years                     Two years
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
Chief Operating Officer                   N/A                  One Year                 One year                     One year
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
Executive Vice President                9+ years               One Year                 One Year                     One year
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
Chief Financial Officer                 6+ Years               One Year                 One year                     One year
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
Senior Vice President              Less than one year          60 days                  90 days                      One Year
Or Vice President                  More than 1 year but        Six months               Six months                    One Year
                                   less than 3 years
                                   More than 3 years           One year                 One Year                     One year
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
------------------------------- ------------------------- ------------------- ----------------------------- ------------------------
Other Key employees                                         Up to three months       Up to six months
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